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
                                     PROXY
      LIBERTY MEDIA CORPORATION                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      8101 East Prentice Avenue                      The undersigned hereby appoints Peter R. Barton and John M.
      Suite 500                                      Draper as Proxies, with full power to act without the other
      Englewood, Colorado 80111                      and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated
                                                     below, all the shares of common stock of Liberty Media
                                                     Corporation ("Liberty") held of record by the undersigned on
                                                     June 15, 1994, at the Special Meeting of stockholders to be held on August 4, 1994 or any adjournment thereof.

         1. PROPOSAL TO APPROVE and adopt the Agreement and Plan of Merger, dated as of January 27, 1994, as amended, among Liberty, Tele-Communications, Inc., TCI/Liberty Holding Company, TCI Mergerco, Inc. and Liberty Mergerco, Inc.

                    / / FOR    / / AGAINST     / / ABSTAIN

         2. PROPOSAL TO APPROVE and adopt the TCI/Liberty Holding Company 1994 Stock Incentive Plan.

                    / / FOR    / / AGAINST     / / ABSTAIN

         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before
            the Meeting.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                          (CONTINUED FROM OTHER SIDE)
     This Proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS
     EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
     -----------------------------------------------------------------------
     CLASS A COMMON



     DATED:__________________________, 1994


     __________________________________________________
     SIGNATURE

     __________________________________________________
     SIGNATURE IF HELD JOINTLY

     --------------------------------------------------
        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
         CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
     --------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                     PROXY
      LIBERTY MEDIA CORPORATION                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      8101 East Prentice Avenue                      The undersigned hereby appoints Peter R. Barton and John M.
      Suite 500                                      Draper as Proxies, with full power to act without the other
      Englewood, Colorado 80111                      and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated
                                                     below, all the shares of common stock of Liberty Media
                                                     Corporation ("Liberty") held of record by the undersigned on
                                                     June 15, 1994, at the Special Meeting of stockholders to be held on August 4, 1994 or any adjournment thereof.

         1. PROPOSAL TO APPROVE and adopt the Agreement and Plan of Merger, dated as of January 27, 1994, as amended, among Liberty, Tele-Communications, Inc., TCI/Liberty Holding Company, TCI Mergerco, Inc. and Liberty Mergerco, Inc.

                    / / FOR    / / AGAINST     / / ABSTAIN

         2. PROPOSAL TO APPROVE and adopt the TCI/Liberty Holding Company 1994 Stock Incentive Plan.

                    / / FOR    / / AGAINST     / / ABSTAIN

         3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before
            the Meeting.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                          (CONTINUED FROM OTHER SIDE)
     This Proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder.

     IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS
     EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
     -----------------------------------------------------------------------
     CLASS B COMMON



     DATED:__________________________, 1994


     __________________________________________________
     SIGNATURE

     __________________________________________________
     SIGNATURE IF HELD JOINTLY

     --------------------------------------------------
        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
          CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
     --------------------------------------------------
- --------------------------------------------------------------------------------